EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

Supplement to Prospectus and Summary Prospectuses dated March 1, 2020

The Board of Trustees of Eaton Vance Mutual Funds Trust on behalf of its series Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) has called a Special Joint Meeting of Shareholders (the “Meeting”) to be held on or about September 17, 2020 to consider a proposal to change the Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended.

The Fund operates in a master-feeder structure and invests substantially all of its assets in Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”).  The Portfolio has the same investment objective and investment policies as the Fund.  The proposed change to the Fund will also be proposed and implemented for the Portfolio subject to receipt of sufficient votes from the interest holders of the Portfolio.  Eaton Vance Tax-Managed Equity Asset Allocation Fund (“Allocation Fund”) currently allocates a portion of its assets to the Portfolio.  Although Allocation Fund shareholders are not being asked to vote on the proposal, the proposal is applicable to Allocation Fund because of its investment in the Portfolio.  The risk of operating as a non-diversified fund or portfolio is that the fund or portfolio could have more concentrated ownership of certain issuers than if it was a diversified fund or portfolio. Concentrated ownership of issuers may make a fund or portfolio more susceptible to economic, business, political or other factors affecting the issuers in which it invests.  Accordingly, a non-diversified fund or portfolio may involve more risk than a diversified fund or portfolio.

If shareholders of the Fund approve the Proposal, the change in the Fund’s and Portfolio’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect that the fundamental investment restriction requiring diversification no longer applies to the Fund. Additional information about the proposal will be contained in the Fund’s proxy materials, which are expected to be mailed on or about July 24, 2020 to shareholders of record on July 14, 2020.  The Notice of Special Joint Meeting of Shareholders and Proxy Statement will be available online at http://www.eatonvance.com/funddocuments on or about July 24, 2020.

July 7, 2020	36037 7.7.20